UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

NEWELL BRANDS INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing party:

(4)	Date Filed:

IMPORTANT NOTICE:

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, MAY 11, 2020

The following Notice of Annual Meeting of Stockholders (the “Notice”) amends and restates the original notice included in the Proxy Statement (the “Proxy Statement”) of Newell Brands Inc. (the “Company”), dated March 26, 2020, furnished to the Company’s stockholders in connection with the solicitation of proxies by the Board of Directors of Newell Brands Inc. for use at the Annual Meeting of Stockholders to be held on Monday May 11, 2020 at 3 p.m. EDT (the “Annual Meeting”) and for any adjournment or postponement of the Annual Meeting. The purpose of this Notice is to announce a change in the date, time and location of the Annual Meeting to Monday, May 11, 2020 at 3 p.m. Eastern Daylight Time in a virtual meeting format only, via live audio webcast, at www.virtualshareholdermeeting.com/NWL2020.

This Notice is being filed with the U.S. Securities and Exchange Commission and is being made available to stockholders on or about April 14, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on

Monday, May 11, 2020

3:00 p.m. Eastern Daylight Time

www.virtualshareholdermeeting.com/NWL2020

To the Stockholders of NEWELL BRANDS INC.:

Due to the emerging public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our stockholders, employees and their families, NOTICE IS HEREBY GIVEN that the date, time and location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Newell Brands Inc. (the “Company”) has been changed. The Annual Meeting will now be held on Monday, May 11, 2020 at 3:00 p.m. EDT. In light of public health concerns, the Annual Meeting will be held in a virtual meeting format only, via live audio webcast, as noted as a possibility in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on March 26, 2020 (the “Proxy Statement”). You will not be able to attend the Annual Meeting physically in person and it will no longer be held on Tuesday May 12, 2020 at 9:00 a.m.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder at the close of business on March 16, 2020, the record date.

To participate in the Annual Meeting at www.virtualshareholdermeeting.com/NWL2020, you must enter the 16-digit control number found on your proxy card or your voting instruction form. Stockholders may still vote prior to the Annual Meeting by Internet, telephone or by mail per the instructions on their proxy card.

Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described below. Stockholders of record as of March 16, 2020 may vote up until 11:59 p.m. EDT on Sunday, May 10, 2020. If you are a participant in the Newell Brands Employee Savings Plan, you have the right to direct the trustee regarding how to vote your shares held in that plan up until 11:59 p.m. EDT on Wednesday, May 6, 2020. If you have already voted by Internet, by telephone or by mail, you do not need to vote again. The proxy materials and the proxy card included with the proxy materials previously distributed will not be updated to reflect the change in date, time and location and may continue to be used to vote your shares in connection with the Annual Meeting.

The Annual Meeting of the Company will be held online at www.virtualshareholdermeeting.com/NWL2020 at 3:00 p.m., EDT, on Monday, May 11, 2020 in order to:

•	Elect eleven directors of the Company nominated by the Board of Directors;

•	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

•	Vote on an advisory resolution to approve named executive officer compensation; and

•	Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only stockholders at the close of business on March 16, 2020 may participate in the virtual Annual Meeting. Guests may listen to a live audio webcast of the virtual Annual Meeting, but are not entitled to participate.

Please refer to the “Additional Information About Virtual Annual Meeting” section below for further information.

For information about the Company, please visit our website at www.newellbrands.com.

By Order of the Board of Directors,

Bradford R. Turner

Chief Legal & Administrative Officer & Corporate Secretary

April 14, 2020

The Company’s Proxy Statement and 2019 Annual Report to Stockholders are available at WWW.PROXYVOTE.COM

ADDITIONAL INFORMATION ABOUT THE VIRTUAL ANNUAL MEETING

ATTENDANCE AND PARTICIPATION

Our virtual 2020 Annual Meeting will be conducted on the Internet via live audio webcast. You will be able to participate online and submit your questions in advance of the Annual Meeting by visiting www.virtualshareholdermeeting.com/NWL2020, beginning at 2:45 p.m. EDT on May 11, 2020. Stockholders will be able to vote their shares electronically during the Annual Meeting.

To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or your voting instruction form. The Annual Meeting will begin promptly at 3:00 p.m. EDT. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 2:45 p.m. EDT. Guests may listen to a live audio webcast of the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/NWL2020 but are not entitled to participate.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell smartphones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

We will make available an electronic list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the meeting from May 1 through May 10, 2020. To access the electronic list during this time, please send your request, along with proof of ownership, by email to investor.relations@newellco.com. You will receive confirmation of your request and instructions on how to view the electronic list. The list will also be available to stockholders during the live audio webcast of the Annual Meeting through a link to be made available at www.virtualshareholdermeeting.com/NWL2020.

QUESTIONS

Questions submitted by stockholders will be answered at the conclusion of the Annual Meeting. Stockholders may submit questions for the Annual Meeting after logging in, beginning at 2:45 p.m. EDT on May 11, 2020. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/NWL2020 typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.

We intend to answer questions pertinent to Company matters as time allows during the meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition.

Additional information regarding the ability of stockholders to ask questions at the Annual Meeting, related rules of conduct and other materials for the Annual Meeting, including the list of our stockholders of record, will be available at www.virtualshareholdermeeting.com/NWL2020.

TECHNICAL DIFFICULTIES

Technical support, including related technical support phone numbers, will be available on the virtual meeting platform at www.virtualshareholdermeeting.com/NWL2020 beginning at 2:45 p.m. EDT on May 11, 2020 through the conclusion of the Annual Meeting.